SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                          THE SOLOMON-PAGE GROUP, LTD.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:


--------------------------------------------------------------------------------


         (4)      Date Filed:

                           THE SOLOMON-PAGE GROUP LTD.
                           1140 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 31, 1997
                                  -------------



To the Stockholders of The Solomon-Page Group Ltd.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of THE SOLOMON-PAGE GROUP LTD., a Delaware corporation (the "Company"), will be held at The Penn Club, 30 West 44th Street, New York, New York 10036 on Monday, March 31, 1997 at 10:00 a.m., local time, for the following purposes:

                  1. To elect two (2) Class I directors to the Board of Directors to serve until the 2000 Annual Meeting of Stockholders;

                  2.       To approve the Company's 1996 Stock Option Plan; and

                  3. To ratify the appointment of Moore Stephens, P.C. (successor to Mortenson and Associates, P.C.) as the Company's independent auditors for the fiscal year ending September 30, 1997; and

                  4. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on Wednesday, February 19, 1997 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                               By Order of the Board of Directors


                               ERIC M. DAVIS,
                               Secretary

New York, New York
February 19, 1997



             WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING,
               YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE
                    ENCLOSED PROXY IN THE ENVELOPE PROVIDED,
            WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           THE SOLOMON-PAGE GROUP LTD.
                           1140 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036

                           --------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 31, 1997

                           --------------------------

                                  INTRODUCTION

         The Proxy accompanying this Proxy Statement is being solicited by the Board of Directors of The Solomon- Page Group Ltd., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at The Penn Club, 30 West 44th Street, New York, New York 10036 on Monday, March 31, 1997 at 10:00 a.m., local time, and at any adjournments thereof.

         The principal executive offices of the Company are located at 1140 Avenue of the Americas, New York, New York 10036. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is February 20, 1997.


                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on February 19, 1997, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof. As of the close of business on the Record Date, there were outstanding 5,129,285 shares of the Company's common stock, $.001 par value (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock present in person or by Proxy is required for a quorum.


                                VOTING OF PROXIES

         Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no instructions are contained in a Proxy, the shares of Common Stock represented thereby will be voted (i) for election as directors of the persons who have been nominated by the Board of Directors, (ii) for approval of the 1996 Stock Option Plan, (iii) for ratification of the appointment of Moore Stephens, P.C. (successor to Mortenson and Associates, P.C.) as the Company's independent auditors for the fiscal year ending September 30, 1997, and (iv) upon any other matter that may properly be brought before the Meeting, in accordance with the judgment of the person or persons voting the Proxy. The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter by written notice of revocation given to the Secretary of the Company prior to the vote to be taken at the meeting, by execution of a subsequent Proxy that is presented at the Meeting, or by voting in person at the Meeting, in any such case, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. Proxies marked as abstaining with respect to the proposal to ratify the appointment of independent auditors will have the effect of a vote against such proposal.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph, overnight courier and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.


                               SECURITY OWNERSHIP

         The following table sets forth information concerning ownership of the Company's Common Stock as of February 19, 1997 by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, each director, nominee for director and executive officer and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company's principal executive offices.


Name and Address(1)                                Shares             Percentage
Of Beneficial Owner                         Beneficially Owned(2)      of Class
-------------------                         ---------------------      --------

Herbert Solomon.............................         657,600(3)           12.5%

Lloyd Solomon...............................         950,000(3)           18.0%

Scott Page..................................         750,000(3)           14.2%

Eric M. Davis...............................         100,000               1.9%

Edward Ehrenberg(4).........................           6,500(6)             *

Joel A. Klarreich(5)........................           6,500(6)             *

All Directors and Executive Officers
 as a Group (6 persons).....................       2,470,600              44.2%

--------------------------
* Less than 1%.

(1) All of such persons have sole investment and voting power over the shares listed as being beneficially owned by them.
(2) All persons identified below as holding options are deemed to be beneficial owners of shares of Common Stock subject to such options by reason of their right to acquire such shares within 60 days after February 19, 1997.
(3)   Includes 150,000 shares subject to options.
(4)   Mr. Ehrenberg's address is 76 Sayre Drive, Princeton, New Jersey 08540.
(5) Mr. Klarreich's address is c/o Newman Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, New York 10022.
(6)   Includes 6,500 shares subject to options.

                       PROPOSAL I - ELECTION OF DIRECTORS

         Article Six of the Certificate of Incorporation of the Company provides for the organization of the Board of Directors into three classes. All directors are chosen for a full three-year term to succeed those whose terms expire. It is proposed that two directors be elected as Class I Directors to serve until the 2000 Annual Meeting of Stockholders and until their respective successors are elected and shall qualify.

         Unless otherwise specified, all Proxies received will be voted in favor of the election of Lloyd Solomon and Joel A. Klarreich as Class I Directors to serve until the 2000 Annual Meeting of Stockholders. Directors are to be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. All nominees for director are currently directors of the Company. Management has no reason to believe that any of the nominees will not remain a candidate for election at the date of the Meeting. Should any of the nominees not then remain a candidate, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The following table and the paragraphs following the table set forth information regarding the current ages, terms of office and business experience of the current and proposed directors of the Company:



                                                               Expiration of
                                                              Current Term of
Name                                            Age         Office as Director
----                                            ---         ------------------

NOMINEES FOR ELECTION AS DIRECTORS:

CLASS I DIRECTORS:

Lloyd Solomon                                    37                1997

Joel A. Klarreich                                50                1997

CONTINUING MEMBERS OF THE BOARD OF
DIRECTORS:

CLASS II DIRECTORS:

Herbert Solomon                                  66                1998

Eric M. Davis                                    35                 1998

CLASS III DIRECTORS:

Scott Page                                       31                1999

Edward Ehrenberg                                 66                1999



         LLOYD SOLOMON (Class I) has been the Vice Chairman of the Board of Directors and the Chief Executive Officer of the Company since June 1995. Prior to his election to these positions, he had been the President or an Executive Vice President and a director of the Company since the inception of its business in 1990. From 1986 through 1990, Mr. Solomon served as an Executive Vice President of Rand Thomson Consulting Group, a personnel services firm. Mr. Solomon received an M.B.A. from New York University and a B.A. from Boston University. He is the son of Herbert Solomon and the brother-in-law of Scott Page.

         JOEL A. KLARREICH (Class I) has been a director of the Company since June 1995. Mr. Klarreich has been a practicing attorney since 1968 and member of the law firm of Newman Tannenbaum Halpern Syracuse &

Hirschtritt LLP since 1996. He is general counsel to the Association of Personnel Consultants of New York State, the sole statewide trade association of permanent placement firms in New York. From 1988 to 1996, Mr. Klarreich was a member of the law firm of Klein, Heisler & Klarreich, P.C. From 1988 to 1990, Mr. Klarreich was general counsel of the New York Association of Temporary Services, the sole statewide trade association of temporary services. From 1984 to 1988, he was Executive Vice President, general counsel and a director of Cosmopolitan Care Corporation, an American Stock Exchange listed permanent and temporary staffing firm. He has a B.B.A. from the City College of the City of New York and J.D. from St. John's University School of Law.

         HERBERT SOLOMON (Class II) has been the Chairman of the Board of the Company since August 1990, shortly after he retired from his previous executive career in the apparel and retail industries. From 1981 to 1990, Mr. Solomon was Executive Vice President -- Merchandising of Amcena Corporation, which owned Ohrbach's, a leading apparel retailer. From 1976 to 1981, he served as Chairman of the Board and Chief Executive Officer of Ohrbach's. Mr. Solomon received a B.B.A. degree from Bernard Baruch College of the City of New York. Mr. Solomon is the father of Lloyd Solomon and the father-in-law of Scott Page.

         ERIC M. DAVIS (Class II) has been Vice President and Chief Financial Officer of the Company since February 1994, and a director of the Company since September 1994. From 1984 through February 1994, Mr. Davis was employed by Mortensen and Associates, P.C., a predecessor of Moore Stephens, P.C., the Company's auditors. Mr. Davis is a Certified Public Accountant and received a B.S. degree from Davis & Elkins College, Elkins, West Virginia.

         SCOTT PAGE (Class III) has been the President of the Company since June 1995. Prior to becoming President, he had been an Executive Vice President of the Company since August 1991, when he was also elected a director. From 1989 to 1991, Mr. Page served as a managing director of Rand Thomson Consulting Group. From 1988 to 1989, Mr. Page served as a recruitment and placement counselor for Dan Roberts Associates. From 1986 to 1988, Mr. Page served as a recruitment and placement counselor for Lansing Personnel. Mr. Page is the son-in-law of Herbert Solomon and the brother-in-law of Lloyd Solomon.

         EDWARD EHRENBERG (Class III) has been a director of the Company since June 1995. Mr. Ehrenberg has been the President of E.E. Enterprises, a consulting firm, since 1988. Mr. Ehrenberg was Vice President and General Manager of U.S. Operations of Electrocatalytic, Inc., a manufacturer and marketer of cathodic protection and chlorine generating products, from March 1995 to June 1995. He was Executive Vice President of Enzon, Inc., a public biotech company in Piscataway, New Jersey from August 1991 to August 1992. Mr. Ehrenberg has held executive positions with the Ford Motor Company, Xerox, International Harvester and was Chairman and Chief Executive Officer of CH Holdings, Chicago, Illinois prior to moving to New Jersey. Mr. Ehrenberg has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.S. from New York University.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         For the fiscal year ended September 30, 1996, there were two meetings of the Board of Directors. In addition, members of the Board of Directors consulted regularly with each other and from time to time acted by unanimous written consent pursuant to the laws of the State of Delaware. The Board of Directors established the three standing committees described below on June 8, 1995. One meeting of the Audit Committee was held during the fiscal year ended September 30, 1996. No meetings of the Compensation Committee and the Stock Option Committee were held during the fiscal year ended September 30, 1996. Prior to establishing these committees, the customary functions of such committees had been performed by the entire Board of Directors. The Board of

Directors does not presently have a standing nominating committee, the customary functions of such committee being performed by the entire Board of Directors.

         The members of the Audit Committee are Lloyd Solomon, Edward Ehrenberg and Joel A. Klarreich. The Audit Committee reviews, analyzes and makes recommendations to the Board of Directors with respect to the Company's accounting policies, controls and statements, consults with the Company's independent public accountants, reviews filings containing financial information of the Company to be made with the Securities and Exchange Commission and reviews for approval proposed transactions in the Company's securities by officers, directors and employees of the Company in light of applicable statutes, rules and regulations.

         The members of the Compensation Committee are Herbert Solomon, Edward Ehrenberg and Joel A. Klarreich. The Compensation Committee reviews and approves the salary and other compensation of officers and employees of the Company, including non-cash benefits, and designates the employees entitled to participate in the Company's benefit plans and other arrangements, as from time to time constituted, exclusive of stock option plans, agreements and arrangements.

         The members of the Stock Option Committee are Edward Ehrenberg and Joel
A. Klarreich. The Stock Option Committee determines the terms of grants of stock options and the persons to whom such options shall be granted in accordance with the Company's stock option plans and administers such plans.

EXECUTIVE COMPENSATION

         The following table provides summary information concerning cash and certain other compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose compensation exceeded $100,000 for the three years ended September 30, 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE


                                                                                                                   LONG-TERM
                                                                                                                  COMPENSATION
                                                                  ANNUAL COMPENSATION                                AWARDS
                                                  -------------------------------------------            -------------------------

                                                                      OTHER ANNUAL    RESTRICTED
           NAME AND                                                  COMPENSATION         STOCK                        ALL OTHER
      PRINCIPAL POSITION         YEAR      SALARY($)      BONUS($)      ($)(1)         AWARDS ($)      OPTIONS(#)   COMPENSATION(2)
      ------------------         ----      ---------      --------   ------------     ------------    -----------   ---------------

Herbert Solomon
Chairman of the Board..........  1996       $225,000           --         --                   --       200,000(3)      $17,136
                                 1995        200,000           --         --                   --       150,000         13,941
                                 1994        200,000           --         --                            100,000(4)       --


Lloyd Solomon
Chief Executive Officer........  1996       $350,000     $ 32,110         --                   --       200,000(3)     $18,238
                                 1995        350,000           --         --                   --       150,000          1,520
                                 1994        200,000      121,416         --                   --       100,000(4)       --


Scott Page
President......................  1996       $200,000     $615,988(5)      --                   --       200,000(3)     $13,457
                                 1995        200,000      350,818(5)      --                   --       150,000          4,486
                                 1994        200,000      277,008(5)      --                   --       100,000(4)       --



                                                                                                                   LONG-TERM
                                                                                                                  COMPENSATION
                                                                  ANNUAL COMPENSATION                                AWARDS
                                                  -------------------------------------------            -------------------------

                                                                      OTHER ANNUAL    RESTRICTED
           NAME AND                                                  COMPENSATION         STOCK                        ALL OTHER
      PRINCIPAL POSITION         YEAR      SALARY($)      BONUS($)      ($)(1)         AWARDS ($)      OPTIONS(#)   COMPENSATION(2)
      ------------------         ----      ---------      --------   ------------     ------------    -----------   ---------------


Eric M. Davis
Vice President - Finance
Chief Financial Officer........  1996       $130,000     $  25,000        --                   --            --          --
                                 1995        109,655        15,000        --                   --         40,000         --
                                 1994(6)      70,115        10,000        --                   --         30,000         --


---------------------
(1) Although the officers receive certain perquisites such as auto allowances and Company credit cards, the value of such perquisites did not exceed for any officer the lesser of $50,000 or 10% of the officer's salary and bonus.
(2) Represents premiums paid by the Company with respect to split-dollar life insurance obtained for the benefit of the named executive officers.

(3) Represents options issued in consideration for terminating the escrow share agreement. See "escrow shares below." such options are subject to stockholder approval of the 1996 Plan.

(4) These options were cancelled by agreement dated January 25, 1996 between the Company and the executive officers.
(5) Represents commissions payable under Mr. Page's employment agreement equal to 30% of the revenues generated by his recruitment and placement activities as a recruitment and placement counselor.
(6) Represents compensation from February 1, 1994, the date of Mr. Davis's commencement of employment with the Company.

         The following table sets forth certain information regarding stock option grants made to officers of the Company during the fiscal year ended September 30, 1996.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                  INDIVIDUAL GRANTS
                              -------------------------------------------------------------------------------

                                                          % OF TOTAL
                                                            OPTIONS
                                                          GRANTED TO          EXERCISE OR
                                    OPTIONS              EMPLOYEES IN          BASE PRICE             EXPIRATION
           NAME                  GRANTED(#)(1)           FISCAL YEAR             ($/SH)                  DATE
           ----                  -------------           ------------           --------                 ----
Herbert Solomon............             132,156              17.5                    $2.27             9/17/01
                                         67,844               9.0                    $2.06             9/17/06

Lloyd Solomon..............             132,156              17.5                    $2.27             9/17/01
                                         67,844               9.0                    $2.06             9/17/06

Scott Page.................             132,156              17.5                    $2.27             9/17/01
                                         67,844               9.0                    $2.06             9/17/06




--------------------

(1) Such options are subject to stockholder approval of the 1996 Plan and become exercisable (i) as to one-third of the shares covered thereby commencing September 18, 1997, (ii) as to an additional one-third of the shares covered thereby commencing September 18, 1998 and (iii) as to the remaining one-third of such shares commencing September 18, 1999.


         The following table sets forth certain information regarding unexercised stock options held by officers of the Company as of September 30, 1996. No stock options were exercised by such officers during the fiscal year ended September 30, 1996.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES


                                     Number of Unexercised Options at             Value of Unexercised in-the-money Options
                                           September 30, 1996(#)                          at September 30, 1996 ($)
             Name                        Exercisable/Unexercisable                      Exercisable/Unexercisable (1)
             ----                        -------------------------                      -----------------------------
Herbert Solomon...............                150,000/200,000                                    112,500/4,410
Lloyd Solomon.................                150,000/200,000                                   112,500/4,410
Scott Page....................                150,000/200,000                                   112,500/4,410
Eric M. Davis.................                    0/70,000                                         0/35,000





--------------------
(1) Based on the market value of $2.125 per share of Common Stock at September 30, 1996 and exercise prices ranging from 1.25 to 2.27 per share.

EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with each of Herbert Solomon, Lloyd Solomon and Scott Page, dated June 14, 1993 and amended June 8, 1995 in the case of Lloyd Solomon and Scott Page, pursuant to which Herbert Solomon agreed to serve as Chairman of the Board of the Company, Lloyd Solomon agreed to serve as Vice Chairman of the Board and Chief Executive Officer of the Company and Scott Page agreed to serve as President of the Company. Pursuant to his employment agreement, Herbert Solomon receives a base salary of $225,000 (increased from $200,000 effective October 1, 1995), which amount is to be annually reviewed and may be increased by the Board of Directors and, in addition, payments equal to 20% of the revenues generated by his recruitment and placement activities as a recruitment and placement counselor. Pursuant to his employment agreement, Lloyd Solomon receives a base salary of $350,000, which amount is to be annually reviewed and may be increased by the Board of Directors, and, in addition, incentive compensation for each fiscal year during the term of his employment equal to that percentage of the Company's pre-tax operating income as equals the percentage of the Company's revenue represented by the Company's pre-tax operating income. By way of example, in a particular year, should the Company's pre-tax operating income equal 5% of the Company's revenue, Lloyd Solomon would be entitled to receive as incentive compensation an amount equal to 5% of the Company's pre-tax operating income. Pursuant to his employment agreement, Scott Page receives a base salary of $200,000, which amount is to be annually reviewed and may be increased by the Board of Directors and, in addition, payments equal to 30% of the revenues generated by his recruitment and placement activities as a recruitment and placement counselor.

         Each employment agreement provides for an initial term of five years ending June 13, 1998, which is to be extended automatically from year-to-year unless terminated by either party. Each employment agreement provides that if the employee is terminated other than for "cause" (as defined therein), he is to continue to receive the compensation provided for under his employment agreement, and that if he becomes disabled (as defined therein), the Company may elect to place him on disability status, in which event he would be paid one-half of the compensation provided for under his employment agreement. Each of these employment agreements provides for a payment of three times the employee's compensation during the most recent fiscal year in the event of a change in control of the Company, which is defined therein to mean (a) a change in control as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) a person (as such term is defined in Sections 13(d) and 14(d) of the Exchange Act) other than a current director or officer of the Company becoming the beneficial owner, directly or indirectly, of 20% of the voting power of the Company's outstanding securities or (c) the members of the Board of Directors at the beginning of any two-year period ceasing to constitute at least a majority of the Board of Directors at any time during such two-year period unless the election of any new director during such period has been approved in advance by two-thirds of the directors in office at the beginning of such two-year period. Each employment agreement prohibits the employee from competing with the Company's business during the term thereof and for a period of one year thereafter.

ESCROW SHARES


         On September 18, 1996, the Company terminated the agreement relating to the Escrow Shares described below. In consideration for terminating the escrow share agreement, the Company granted stock options to purchase 200,000 shares of common stock at not less than current fair market value to each of Herbert Solomon, Lloyd Solomon and Scott Page. Such options are subject to stockholder approval of the 1996 Plan.


         In connection with the employment agreements between the Company and each of Herbert Solomon, Lloyd Solomon and Scott Page, these persons placed in escrow an aggregate of 794,136 shares of Common Stock (the "Escrow Shares"). In the event the Company's earnings before income tax as reported in the Company's audited financial statements, subject to adjustment (the "Minimum Pre-Tax Earnings"), equaled or exceeded the amounts listed below for any fiscal year ending on or prior to September 30, 1999, the Escrow Shares were to be released from escrow and delivered to such stockholders in the amounts set forth opposite the Minimum Pre-Tax Earnings listed below:


    Minimum Pre-Tax Earnings                  Escrow Shares to be Released
    ------------------------                  ----------------------------

           $1,000,000                                    264,712

           $2,000,000                                   264,712

           $3,000,000                                   264,712




         In the event that any of the Escrow Shares had been released, the aggregate fair market value thereof on the date of release would have been treated for financial reporting purposes as compensation expense to the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

         One report on Form 4 relating to the grant to each of Herbert Solomon, Lloyd Solomon and Scott Page of options to acquire 200,000 shares of Common Stock was filed six days late.

1993 LONG-TERM INCENTIVE PLAN

DESCRIPTION OF PLAN

         On August 6, 1993, the Company adopted the 1993 Incentive Plan in order to motivate qualified employees of the Company, to assist the Company in attracting employees and to align the interests of such persons with those of the Company's stockholders. The 1993 Incentive Plan provides for the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), "non-qualified stock options," restricted stock, performance grants and other types of awards to officers, key employees, consultants and independent contractors of the Company and its affiliates.

         The 1993 Incentive Plan, which is administered by the Stock Option Committee of the Board of Directors, currently authorizes the issuance of a maximum of 1,500,000 shares of Common Stock, which may be either newly issued shares, treasury shares, reacquired shares, shares purchased in the open market or any combination thereof. If any award under the 1993 Incentive Plan terminates, expires unexercised, or is cancelled, the shares of Common

Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The number of shares of Common Stock available under the 1993 Incentive Plan and the terms of any option or other award granted thereunder are subject to adjustment in the event of a stock split, combination of shares, stock dividend or certain other events if the Stock Option Committee determines that such event equitably requires such an adjustment. In the event of a change in control of the Company (as defined in the 1993 Incentive Plan), the 1993 Incentive Plan provides among other things that all stock options outstanding on the date of such change in control shall become immediately exercisable in full.

         As of February 19, 1997, there were options outstanding under the 1993 Incentive Plan with respect to an aggregate of 1,203,500 shares of Common Stock. Of these, Herbert Solomon, Lloyd Solomon and Scott Page held five-year options with respect to 150,000 shares of Common Stock each, at an exercise price of $1.375 per share exercisable as to one-third of the shares covered thereby commencing July 15, 1995 and as to the remaining shares covered thereby commencing February 15, 1996. Other employees held options for periods of 10 years with respect to an aggregate of 753,500 shares, at exercise prices ranging from $.625 to $2.50 per share. Of such options, Eric M. Davis held options to purchase 30,000 shares exercisable at $2.50 per share and options to purchase 40,000 shares exercisable at $1.25 per share. Each of these options may be exercised as to one-third of the shares covered thereby commencing on the third anniversary of the date of the grant, as to a further one-third of such shares commencing on the fourth anniversary thereof, and as to the remaining shares covered thereby commencing on the fifth anniversary thereof.

         For a discussion of federal income tax consequences under the 1993 Incentive Plan, see Proposal II.

LONG-TERM INCENTIVE AND RETIREMENT PLANS

         The Company maintains a 401(k) savings plan, which covers substantially all employees. Under the plan, employees may elect to defer up to 15% of their salary, subject to Internal Revenue Code limits. The Company may make a discretionary match as well as a discretionary contribution. As of September 30, 1996, the Company had not made any contributions to the Plan. Aside from the 1993 Incentive Plan, the 401(k) plan and the 1996 Stock Option Directors' Plans, both described below, the Company does not have any other long-term incentive plans and the Company does not have any defined benefit pension plans.

DIRECTOR COMPENSATION

         Directors who are not officers or employees of the Company receive such compensation for their services as the Board of Directors may from time to time determine. Currently, directors who are not employees of the Company receive a fee of $1,000 for each Board of Directors meeting attended, and $1,000 per year for each committee upon which such director serves, plus reasonable out-of-pocket expenses. Directors who are officers or employees of the Company are not entitled to any compensation for their service as a director.

1995 DIRECTORS' STOCK OPTION PLAN

         On August 17, 1995 the Company adopted the 1995 Directors' Stock Option Plan (the "Directors' Plan"), in which each director who is not an officer or employee of the Company (each an "Eligible Director") is eligible to participate. The purpose of the Directors' Plan is to secure for the Company and its stockholders the benefits arising from stock ownership by its Eligible Directors by providing a means whereby such Directors may purchase shares of Common Stock pursuant to options granted in accordance with the Directors' Plan. The Directors' Plan provides that each Eligible Director is to receive the grant of an option to purchase 10,000 shares of Common Stock on the date such Eligible Director is first elected as a member of the Board of Directors. To the extent that shares of Common Stock remain available for the grant of options under the Directors' Plan, on January 1st of each year commencing January 1, 1996, each Eligible Director is to be granted an option to purchase 3,000 shares of Common Stock. Unless terminated earlier by the Board of Directors, the Directors' Plan will terminate on June 7, 2005.

         The Directors' Plan, which is administered by the Board of Directors, currently authorizes the issuance of a maximum of 100,000 shares of Common Stock, subject to adjustment, pursuant to the exercise of options granted thereunder. Such shares may be authorized but unissued shares or reacquired shares. The number of shares of Common Stock available under the Directors' Plan is subject to adjustment to prevent dilution in the event of a stock split, combination of shares, stock dividend or certain other events. If an option granted under the Directors' Plan, or any portion thereof, expires or terminates for any reason without having been exercised in full, the unpurchased shares of Common Stock covered by such option shall be available for future grants of options. As of the date hereof, options to purchase an aggregate of 20,000 shares of Common Stock at an exercise price of $2.00 per share, and an aggregate of 6,000 shares of Common Stock at an exercise price of $0.5625 per share and an aggregate of 6,000 shares of Common Stock at an exercise price of $1.875 per share, have been granted pursuant to the Directors' Plan, and are held in equal proportions by Eligible Directors, as follows:

     Edward Ehrenberg........................................16,000
     Joel A. Klarreich.......................................16,000

The initial option granted to each director under the Directors' Plan is exercisable commencing on the first anniversary of the date of grant as to one-half of the shares covered thereby and commencing on the second anniversary thereof as to the remaining one-half of such shares.

         Options granted annually under the Directors' Plan are exercisable at such time or times (not earlier than six months after the date of grant) and subject to such terms and conditions as shall be determined by the Board of Directors at grant; PROVIDED, HOWEVER, that in the case of an Eligible Director's death or Permanent Disability (as defined in the Directors' Plan) the options held thereby will become immediately exercisable, unless a longer vesting period is otherwise determined by the Board of Directors at grant.

         The exercise price of each option is the market value thereof on the date of grant or on the preceding date on which the Common Stock is traded if no shares were traded on the date of grant. The term of each option is 10 years from the date of grant, subject to early termination by the Board of Directors. The Directors' Plan also provides for the earlier termination of options in the event a Director's membership on the Board of Directors terminates.

         All options granted under the Directors' Plan are non-transferable and non-assignable except by will or by the laws of descent and distribution and may be exercised during an Eligible Director's lifetime only by such Eligible
Director, his guardian or legal representative. If an Eligible Director's membership on the Board of Directors terminates for any reason other than cause, including death of such Eligible Director, an option held on the date of termination may be exercised in whole or in part at any time within one year after the date of such termination (but in no event after the term of such option expires) and shall thereafter terminate. If an Eligible Director's membership on the Board of Directors is terminated for cause, which determination shall be made by the Board of Directors, options held by such Eligible Director shall terminate concurrently with termination of membership.

         The Company intends to file a registration statement under the Securities Act of 1933, as amended, with respect to the Common Stock issuable pursuant to the Directors' Plan.

         For  a  discussion  of  federal  income  tax  consequences   under  the
Directors' Plan, see Proposal II.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Between March 1990 and July 1991, Mr. Herbert Solomon loaned an aggregate of $215,000 to the Company, of which approximately $54,200 was outstanding at September 30, 1994 (and was repaid in November 1994). The loan provided for interest on the outstanding balance thereof at a rate equal to approximately 7.5% per annum.

         In connection with the Company's initial public offering, the staff of the National Association of Securities, Inc. Automated Quotation System ("Nasdaq") initially rejected the Company's application for inclusion of the Company's securities on the Nasdaq SmallCap Market. The Nasdaq staff noted in its rejection letter that in February 1994, the Commission settled civil fraud charges against the underwriter of the initial public offering, Stratton Oakmont, Inc., Jordan Belfort and Daniel Porush, and that in connection therewith, among other things, Mr. Belfort agreed to be barred from association with any broker dealer in any capacity and that Mr. Porush was suspended from associating in a supervisory capacity with a broker dealer for 12 months. The Nasdaq staff advised the Company that the reason for this rejection was that Messrs. Belfort and Porush would have a combined ownership of approximately 23.1% of the Company's securities after giving effect to such offering. In view of this rejection, on September 13, 1994, Solomon Page Group Holdings Inc., which acquired 1,050,000 shares of Common Stock (as adjusted for the 3-for-2 stock split effective in June 1994) in June 1993 for a purchase price equal to $250,000, effected a pro rata distribution of such shares of Common Stock to its stockholders. As a result thereof, Jordan Belfort, a former principal of the underwriter, acquired direct ownership of 661,500 shares of Common Stock and Daniel Porush, President of the underwriter, acquired direct ownership of 283,500 shares of Common Stock. On September 14, 1994 and September 21, 1994, Jordan Belfort and Daniel Porush sold all of their shares of Common Stock to Craig Michael Corp., a Delaware corporation owned and controlled by Lloyd Solomon, the Company's founder, Chief Executive Officer and Director, which conducts no business operations other than holding such shares of Common Stock. Pursuant to these transactions, Craig Michael Corp. issued promissory notes to Jordan Belfort and Daniel Porush in the aggregate principal amounts of $2,646,000 and $1,134,000, respectively, bearing interest at the rate of 7% per annum and maturing on the earlier of (a) September 14, 1995 or (b) on demand. In November 1994, the 945,000 shares of Common Stock owned by Craig Michael Corp. were sold for $3,898,125 and the notes were repaid. As a result of the sale and repayment, Messrs. Belfort and Porush received profits on their original investment in June 1993 of $225,000 in an amount equal to $3,673,125 and no longer own any shares of Common Stock.

                PROPOSAL II - APPROVAL OF 1996 STOCK OPTION PLAN

         The Board of Directors has unanimously approved for submission to a vote of stockholders a proposal to approve the 1996 Stock Option Plan (the "1996 Plan") set forth in Appendix A to this proxy statement. The following discussion of the 1996 Stock Option Plan is qualified in its entirety by reference to Appendix A.

         The purpose of the 1996 Plan is to provide additional incentive to the officers, directors and employees of the Company who are primarily responsible for the management and growth of the Company, and to consultants and advisors to the Company who otherwise materially contribute to the conduct and direction of its business, operations and affairs, in order to strengthen their desire to remain in the employ or retention of the Company and to stimulate their efforts on behalf of the Company, and to retain and attract to the employ of the Company persons of competence. The 1996 Plan provides for the grant of both "incentive stock options" and "nonqualified stock options." Any employee shall be eligible to receive incentive stock options or nonqualified stock options. Consultants and advisors to the Company and directors of the Company who are not employees shall be eligible to receive nonqualified stock options.


ADMINISTRATION

         The Stock Option Committee (the "Committee"), composed of two or more non-management directors that are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act and "outside directors" under
Section 162(m) of the Code, administers the granting of stock options to officers, directors and employees of the Company under the 1996 Plan.

COMMON STOCK SUBJECT TO THE 1996 PLAN

         The 1996 Plan currently authorizes the issuance of a maximum of 1,000,000 shares of Common Stock. The maximum number of shares that may be subject to options granted under the 1996 Plan to any individual in any calendar year may not exceed 200,000 and the method of counting such shares shall conform to any requirements applicable to "performance-based" compensation under Section 162(m) of the Code. It is intended that compensation realized upon the exercise of an option granted under the 1996 Plan will therefore be regarded as "performance-based" under
Section 162(m) of the Code and that such compensation may be deductible without regard to the limits of Section 162(m) of the Code. See Performance Based Compensation below. If any option under the 1996 Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the 1996 Plan.

          Options to purchase 600,000 shares of Common Stock previously granted under the 1996 Plan are subject to stockholder approval of the 1996 Plan. The 1996 Plan will become effective upon such approval.

EXERCISE PRICE AND TERM

         The option price per share applicable to options granted under the 1996 Plan shall be determined by the Committee, but (i) as to an incentive stock option shall not be less than 100% of the fair market value per share of Common Stock on the date such option is granted and (ii) as to a nonqualified stock option, shall not be less than 80% of the fair market value on the date such option is granted. If an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as "performance-based" compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the fair market value on the date such option is granted. The Committee shall fix the term of each option, provided that the maximum length of the term of each option granted under the 1996 Plan shall be 10 years.

PERFORMANCE-BASED COMPENSATION

         Section 162(m) of the Code, in general, disallows the Company a federal income tax deduction for total remuneration in excess of $1 million paid to the Company's Chief Executive Officer or to any of the Company's four most highly compensated officers other than the Chief Executive Officer in any one year. However, Section 162(m) exempts "performance-based" compensation, such as stock option based compensation, if it is awarded under a stockholder-approved plan that meets certain requirements. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as "performance-based" compensation, provided that (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (ii) the per-employee limitation is approved by the stockholders, (iii) the option is granted by a compensation committee comprised solely of "outside directors," and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant. Accordingly, the 1996 Plan provides that the maximum number of shares that may be subject to options thereunder to any individual in any calendar year shall not exceed 200,000. It is intended that compensation realized upon the exercise of an option granted under the 1996 Plan to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers will therefore be regarded as "performance-based" under Section 162(m) of the Code and that such compensation may be deductible without regard to the limits of
Section 162(m) of the Code. Grants of options to Herbert Solomon, Lloyd Solomon and Scott Page in September 1996 under the 1996 Plan are conditioned upon stockholder approval of the 1996 Plan. Further, there will be no additional grants to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers under the 1996 Plan unless such plan is approved by the stockholders.


CHANGE IN CONTROL


         In the event of a change in control of the Company, new option rights may be substituted for the option rights granted under the 1996 Plan, or the Company's duties as to options outstanding under the 1996 Plan may be assumed, by the successor to the Company. In the event that new option rights are not substituted, or are not substantially equivalent to, the option rights granted under the 1996 Plan, or are not assumed, the option rights granted under the 1996 Plan shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization, or similar  occurrence,  in which the Company will not be a surviving  entity or
(iii) upon a transfer of all or substantially all of the assets of the Company or more than 80% of the outstanding shares of Common Stock; PROVIDED, HOWEVER, that each option holder shall have the right immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, sale of all or substantially all assets, separation, reorganization or similar occurrence, to exercise any unexpired option rights granted hereunder whether or not then exercisable.

FEDERAL INCOME TAX CONSEQUENCES

         INCENTIVE STOCK OPTIONS. Incentive stock options granted under the 1993 Plan or the 1996 Plan (together with the Directors' Plan, the "Plans") are intended to be "incentive stock options" within the meaning of Section 422 of the Code. Under present law, the grantee of an incentive stock option will not realize taxable income upon the grant or the exercise of the incentive stock option and the Company will not receive an income tax deduction at either such time. If the optionee does not sell the Common Stock acquired upon exercise of an incentive stock option within either (i) two years after the grant of the incentive stock option or (ii) one year after the date of exercise of the incentive stock option, the gain upon a subsequent sale of the Common Stock will be taxed as long-term capital gain. If the optionee, within either of the above periods, disposes of the Common Stock acquired upon exercise of the incentive stock option, the optionee will recognize as ordinary income an amount equal to the lesser of (i) the gain realized by the optionee upon such disposition or
(ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee. The gain in excess of such amount recognized by the optionee as ordinary income would be taxed as long-term capital gain or short-term capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

         The exercise of an incentive stock option will generally result in the excess of the Common Stock's fair market value on the date of exercise over the exercise price being included in the optionee's alternative minimum taxable income ("AMTI"). If the Common Stock is subject to a risk of forfeiture and is nontransferable, the excess described above will be included in AMTI when the risk of forfeiture lapses or the shares become transferable, whichever occurs sooner. Liability for the alternative minimum tax is a complex determination and depends upon an individual's overall tax situation. Before exercising an incentive stock option, an optionee should discuss the possible application of the alternative minimum tax with his tax advisor.

         NON-QUALIFIED STOCK OPTIONS. Upon exercise of a non-qualified stock option granted under the Plans, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received over the exercise price of such Common Stock. That amount will increase the optionee's basis in the Common Stock acquired pursuant to the exercise of the option. Upon a subsequent sale of the Common Stock, the optionee will recognize short term or long term gain or loss depending upon his holding period for the Common Stock and upon the subsequent appreciation or depreciation in the market value of the Common Stock. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the option.

                              NEW PLAN BENEFITS(1)
                            1996 Stock Option Plan(2)

      Name and Position                 Dollar Value            Number of Units
      -----------------                 ------------            ---------------
Lloyd Solomon                                N/D                    200,000
Chief Executive Officer.......               N/D
Executive Group...............               N/D                    600,000
                                             N/D
Non-Executive Director                       N/D                      ----
Group.........................

Non-Executive Employee                       N/D                      ----
Group.........................


(1)      N/D means that the amount is not determinable.

(2) As benefits are not determinable pursuant to Instruction 3 of Item 10 of Reg. Sec. 240.14a-101 of the Exchange Act, benefits stated are the number of shares covered by options granted to each of the groups of employees under the 1996 Plan in 1996. Such grants are subject to stockholder approval of the 1996 Plan. The future value, if any, is not determinable. Options become exercisable to the extent of one-third of the shares covered thereby on each of the first, second and third anniversaries of the grant.



RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1996 STOCK OPTION PLAN.

                  PROPOSAL III - RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors has appointed Moore Stephens, P.C. (successor to Mortenson and Associates, P.C.) as the Company's independent auditors for the fiscal year ending September 30, 1997. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Moore Stephens, P.C. be submitted to stockholders for ratification due to the significance of such firm's appointment to the Company. Approval by holders of the majority of shares of Common Stock represented in person or by proxy at the Meeting is necessary for stockholder ratification of the appointment of Moore Stephens, P.C. If stockholders do not ratify the appointment of Moore Stephens, P.C., the Board of Directors will consider the appointment of other certified public accountants. A representative of the auditors is expected to be present at the Meeting, and will have the opportunity to make such statements as he may care to make and will respond to appropriate questions from stockholders of the Company.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOORE STEPHENS, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.

ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1996, including financial statements, is enclosed herewith. If, for any reason, you did not receive your copy of the Annual Report, please advise the Company and another will be sent to you.

STOCKHOLDER PROPOSALS

         Stockholder proposals in respect of matters to be acted upon at the Company's 1998 Annual Meeting of Stockholders should be received by the Company on or before October 19, 1997 in order that they may be considered for inclusion in the Company's proxy materials.

                       By Order of the Board of Directors


                       Eric M. Davis, Secretary

New York, New York
February 19, 1997

                                                                      APPENDIX A
                                                                      ----------

                           THE SOLOMON-PAGE GROUP LTD.

                             1996 STOCK OPTION PLAN

1.       Purpose of the Plan

                  The purpose of this 1996 Stock Option Plan (the "Plan") is to provide additional incentive to the officers, directors and employees of the Company who are primarily responsible for the management and growth of the Company, and to consultants and advisors to the Company who otherwise materially contribute to the conduct and direction of its business, operations and affairs, in order to strengthen their desire to remain in the employ or retention of the Company and to stimulate their efforts on behalf of the Company, and to retain and attract to the employ of the Company persons of competence. Each option granted pursuant to the Plan shall be designated at the time of grant as either an "incentive stock option" or as a "nonqualified stock option." The terms and conditions of the Plan shall be set forth or incorporated by reference in the option agreements evidencing the options.


                  The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.


2.       Definitions

                  For the purposes of the Plan, unless the context otherwise requires, the following definitions shall be applicable:

                  (a) "Board" or "Board of Directors" means the Company's Board of Directors.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.


                  (c)      "Committee"   means  the  Stock   Option   Committee
composed of two or more directors who are Non-Employee Directors and Outside Directors and who shall be elected by, and shall serve at the pleasure of, the Board of Directors, and shall be responsible for administering the Plan.


                  (d) "Company" means The Solomon-Page Group Ltd., a Delaware corporation.

                           (e) "Employee" means an employee of the Company or of
a Subsidiary (including a director or officer of the Company or a Subsidiary who is also an employee).

                  (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (g) "Fair Market Value" of the Shares means the closing price of publicly traded Shares on the national securities exchange on which the Shares are listed (if the shares are so listed) or on the NASDAQ National Market or Small Cap Market (if the Shares are regularly quoted on the NASDAQ National Market or Small Cap Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

                  (h) "ISO" means an option intended to qualify as an incentive stock option under Section 422 of the Code.

                  (i) "Non-Employee Director" means a non-employee director as defined in Rule 16b-3.

                  (j) "NQO" means an option that does not qualify as an ISO.


                  (k) "Outside Director" means an outside director as defined in Section 162(m) of the Code.

                  (l)      "Plan"  means  the  1996  Stock  Option  Plan  of the
Company.

                  (m) "Securities Act" means the Securities Act of 1933, as amended.

                  (n) "Shares" means shares of the Company's Common Stock, $.001 par value, including authorized but unissued shares and shares that have been previously issued and reacquired by the Company.

                  (o) "Subsidiary" of the Company means and includes a "Subsidiary Corporation," as that term is defined in Section 424(f) of the Code.


3.       Administration

                  Subject to the express provisions of the Plan, the Committee shall have authority to interpret and construe the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and conditions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the express provisions of the Plan, the Committee, in its sole discretion, shall from time to time determine the persons from among those eligible under the Plan to whom, and the time or times at which, options shall be granted, the number of Shares to be subject to each option, whether an option shall be designated an ISO or an NQO and the manner in and price at which such option may be exercised. In making such determination, the Committee may take into account the nature and period of service rendered by the respective optionees, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee shall in its discretion deem relevant. The determination of the Committee with respect to any matter referred to in this Section 3 shall be conclusive.

                  In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of an ISO or NQO or Share does not consist of two or more Non-Employee Directors, then any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

4.       Eligibility for Participation

                  Any Employee shall be eligible to receive ISOs or NQOs granted under the Plan. Consultants and advisors to the Company and directors of the Company who are not Employees shall be eligible to receive NQOs.

5.       Limitation on Shares Subject to the Plan


                  Subject to adjustment as hereinafter provided, no more than 1,000,000 Shares may be issued pursuant to the exercise of options granted under the Plan. If any option shall expire or terminate for any reason, without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan. The maximum number of Shares that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 200,000, and the method of counting such Shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

6.       Terms and Conditions of Options

                  Each option granted under the Plan shall be subject to the following terms and conditions:


                  (a) Except as provided in Subsections 6(j) and (k), the option price per Share shall be determined by the Committee, but (i) as to an ISO shall not be less than 100% of the Fair Market Value of a Share on the date such ISO is granted; and (ii) as to an NQO, shall not be less than 80% of the Fair Market Value of a Share on the date such NQO is granted.


                  (b) The Committee shall, in its discretion, fix the term of each option, provided that the maximum length of the term of each option granted hereunder shall be 10 years and provided further that the provisions of Subsection 6(j) hereof shall be applicable to the grant of ISOs to Employees therein identified.

                  (c) If a holder of an option dies while he is employed by the Company or a Subsidiary or, if the Committee so determines in its discretion at the time such option is granted or at any time thereafter, within three months after the termination of such employment by reason of retirement with the written consent of the Company or a Subsidiary, such option may, to the extent that the holder of the option was entitled to exercise such option on the date of his death, be exercised during a period after his death fixed by the Committee in its discretion at the time such option is granted or at any time thereafter, but in no event to exceed one year, by his personal representative or representatives or by the person or persons to whom the holder's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however no option granted under the Plan may be exercised to any extent by anyone after its stated expiration date.

                  (d) In the event that a holder of an option shall voluntarily retire or quit his employment without the written consent of the Company or a Subsidiary or if the Company shall terminate the employment of a holder of an option for cause, the options held by such holder shall forthwith terminate. If a holder of an option shall voluntarily retire or quit his employment with the written consent of the Company or a Subsidiary or if the employment of such holder shall have been terminated by the Company or a Subsidiary for reasons other than cause, such holder may unless his option shall have previously expired pursuant to the provisions hereof, exercise his option at any time prior to the first to occur of the expiration of the original option period or the expiration of a period after termination of employment fixed by the Committee in its discretion at the time the option is granted or at any time thereafter, but in no event to exceed three months, to the extent of the number of Shares subject to such option that were purchasable by him on the date of termination of his employment. Options granted under the Plan shall not be affected by any change of employment so long as the holder thereof continues to be an Employee.

                  (e) Anything to the contrary contained herein or in any option agreement executed and delivered hereunder, no option shall be exercisable unless and until the Plan shall have been approved by stockholders of the Company in accordance with Section 13 hereof.

                  (f) Each option shall be nonassignable and nontransferable by the option holder otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the option holder solely by him; provided, however, that options may be transferred pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules promulgated thereunder).

                  (g) An option holder desiring to exercise an option shall exercise such option by delivering to the Company written notice of such exercise, specifying the number of Shares to be purchased, together with payment of the purchase price therefor; provided, however that no option may be exercised in part with respect to fewer than 100 Shares, except to purchase the remaining Shares purchasable under such option. Payment shall be made as follows: (i) in United States dollars by cash or by check, certified check, bank draft or money order payable to the order of the Company; (ii) at the discretion of the Committee, by delivering to the Company Shares already owned by the option holder and having a Fair Market Value on the date of exercise equal to the exercise price or a combination of such Shares and cash; or (iii) by any other proper method specifically approved by the Committee.

                  (h) In order to assist an option holder with the acquisition of Shares pursuant to the exercise of an option granted under the Plan, the Committee may, in its discretion and subject to the requirements of applicable statutes, rules and regulations, whenever, in its judgment, such assistance may reasonably be expected to benefit the Company, authorize, either at the time of the grant of the option or thereafter (i) the extension of a loan to the option holder by the Company, (ii) the payment by the option holder of the purchase price of the Shares in installments, or (iii) the guaranty by the Company of a loan obtained by the option holder from a third party. The Committee shall determine the terms of any such loan, installment payment arrangement or guaranty, including the interest rate and other terms of repayment thereof. Loans, installment payment arrangements and guaranties may be authorized with or without security and the maximum amount thereof shall be the option price for the Shares being acquired plus related interest payments.

                  (i) The aggregate Fair Market Value (determined at the time an ISO is granted) of the Shares as to which an Employee may first exercise ISOs in any one calendar year under all incentive stock option plans of the Company and its Subsidiaries may not exceed $100,000.

                  (j) An ISO may be granted to an Employee owning, or who is considered as owning by applying the rules of ownership set forth in Section 424(d) of the Code, over 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary if the option price of such ISO equals or exceeds 110% of the Fair Market Value of a Share on the date the ISO is granted and such ISO expires not more than five years after the date of grant.


                  (k) If an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as "performance-based" compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the Fair Market Value of a Share on the date such option is granted.


7.       Adjustments Upon Changes in Capitalization

                  (a) Subject to any required regulatory approval, new option rights may be substituted for the option rights granted under the Plan, or the Company's duties as to options outstanding under the Plan may be assumed, by a corporation other than the Company, or by a parent or subsidiary of the Company or such corporation, in connection with any merger, consolidation, acquisition, sale of all or substantially all assets, separation, reorganization, liquidation or like occurrence in which the Company is involved. Notwithstanding the foregoing or the provisions of Subsection 7(b) hereof, in the event that such corporation, or parent or subsidiary of the Company or such corporation, does not substitute new option rights for, and substantially equivalent to, the option rights granted hereunder, or assume the option rights granted hereunder, the option rights granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, in which the Company will not be a surviving entity or (iii) upon a transfer of all or substantially all of the assets of the Company or more than 80% of the outstanding Shares; provided, however, that each option holder shall have the right immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, sale of all or substantially all assets, separation, reorganization or similar occurrence, to exercise any unexpired option rights granted hereunder whether or not then exercisable. If the exercise of the foregoing right by the holder of an ISO would be deemed to result in a violation of the provisions of Subsection 6(i) of the Plan, then, without further act on the part of the Committee or the option holder, such ISO shall be deemed an NQO to the extent necessary to avoid any such violation.

                  (b) The existence of outstanding options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Shares or subscription rights thereto, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding Shares shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of Shares subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate option price.

                  (c) Adjustments under this Section 7 shall be made by the Committee whose determination as to what adjustments, if any, shall be made, and the extent thereof, shall be final.

8.       Privileges of Stock Ownership

                  No option holder shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to him.

9.       Securities Regulation

                  (a) Each option shall be subject to the requirement that if at any time the Board of Directors or Committee shall in its discretion determine that the listing, registration or qualification of the Shares subject to such option upon any securities exchange or under any Federal or state law, or the approval or consent of any governmental regulatory body, is necessary or desirable in connection with the issuance or purchase of Shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, approval or consent shall have been effected or obtained free from any conditions not reasonably acceptable to the Board of Directors or Committee.

                  (b) Unless at the time of the exercise of an option and the issuance of the Shares thereby purchased by any option holder hereunder there shall be in effect as to such Shares a Registration Statement under the Securities Act and the rules and regulations of the Securities and Exchange Commission, or there shall be available an exemption from the registration requirements of the Securities Act, the option holder exercising such option shall deliver to the Company at the time of exercise a certificate (i) acknowledging that the Shares so acquired may be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act, (ii) certifying that he is acquiring the Shares issuable to him upon such exercise for the purpose of investment and not with a view to their sale or distribution; and
(iii) containing such option holder's agreement that such Shares may not be sold or otherwise disposed of except in accordance with applicable provisions of the Securities Act. The Company shall not be required to issue or deliver certificates for Shares until there shall have been compliance with all applicable laws, rules and regulations, including the rules and regulations of the Securities and Exchange Commission.

10.      Employment or Retention of Option Holders

                  Nothing contained in the Plan or in any option agreement executed and delivered thereunder shall confer upon any option holder any right to continue in the employ or retention of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to terminate such employment or retention at any time.

11.      Withholding; Disqualifying Disposition

                  (a) The Company shall deduct and withhold from any salary or other compensation for employment services of an option holder all amounts required to satisfy withholding tax liabilities arising from the grant or exercise of an option under the Plan or the acquisition or disposition of Shares acquired upon exercise of any such option.

                  (b) In the case of disposition by an option holder of Shares acquired upon exercise of an ISO within (i) two years after the date of grant of such ISO, or (ii) one year after the transfer of such Shares to such option holder, such option holder shall give written notice to the Company of such disposition not later than 30 days after the occurrence thereof, which notice shall include all such information as may be required by the Company to comply with applicable provisions of the Code and shall be in such form as the Company shall from time to time determine.

                  (c) In the discretion of the Committee and in lieu of the deduction and withholding provided for in subsection (a) above, the Company shall deduct and withhold Shares otherwise issuable to the option holder having a Fair Market Value on the date income is recognized pursuant to the exercise of an option equal to the amount required to be withheld.

12.      Amendment, Suspension and Termination of the Plan

                  Subject to any required regulatory approval, the Board of Directors or Committee may at any time amend, suspend or terminate the Plan, provided that, except as set forth in Section 7 above, no amendment may be adopted without the approval of stockholders that would:

                  (a) increase the number of Shares that may be issued pursuant to the exercise of options granted under the Plan;

                  (b) permit the grant of an ISO under the Plan with an option price less than 100% of the Fair Market Value of the Shares at the time such option is granted;

                  (c) change the provisions of Section 4;

                  (d) extend the term of an option or the period during which an option may be granted under the Plan; or

                  (e) decrease an option exercise price (provided that the foregoing does not preclude the cancellation of an option and a new grant at a lower exercise price without stockholder approval).

Unless the Plan shall theretofore have been terminated by the Board of Directors or Committee, the Plan shall terminate on September 16, 2006. No option may be granted during the term of any suspension of the Plan or after termination of the Plan. The amendment or termination of the Plan shall not, without the written consent of the option holder to be affected, alter or impair any rights or obligations under any option theretofore granted to such option holder under the Plan.

13.      Effective Date

                  The effective date of the Plan shall be September 17, 1996, subject to its approval by stockholders of the Company not later than September 16, 1997.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                           THE SOLOMON-PAGE GROUP LTD.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 31, 1997

         The undersigned, a stockholder of The Solomon-Page Group Ltd., a Delaware corporation (the "Company"), does hereby constitute and appoint Herbert Solomon, Lloyd Solomon and Scott Page and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 1997 Annual Meeting of Stockholders of the Company to be held at The Penn Club, 30 West 44th Street, New York, New York 10036 on March 20, 1996 at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes as set forth below.

         1.       ELECTION OF DIRECTORS:

                  The election of Lloyd Solomon and Joel A. Klarreich to Class I of the Board of Directors, to serve until the 2000 Annual Meeting of Stockholders and until their respective successors are elected and shall qualify.

                                  TO WITHHOLD
                                  AUTHORITY           TO WITHHOLD AUTHORITY
                                  TO VOTE             TO VOTE FOR ANY INDIVIDUAL
                                  FOR ALL             NOMINEE(S), PRINT NAME(S)
                  FOR ____        NOMINEES ____       BELOW
                                                      __________________________

                                                      __________________________


         2.       APPROVAL OF 1996 STOCK OPTION PLAN:

                  To approve the 1996 Stock Option Plan.

                  FOR     _____    AGAINST      _____    ABSTAIN     _____


         3.       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

                  To ratify the appointment of Moore Stephens, P.C. as the independent auditors of the Company for the fiscal year ending September 30, 1997.

                   FOR     _____    AGAINST      _____    ABSTAIN     _____


         4. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters that may come before the Meeting.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE
NOMINEES AS DIRECTORS, TO APPROVE THE 1996 STOCK OPTION PLAN, TO RATIFY THE APPOINTMENT OF MOORE STEPHENS, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

         The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

           , 1997

_____________________ (L.S.)

_____________________ (L.S.)
         Signature(s)

NOTE:  PLEASE  SIGN  EXACTLY AS YOUR NAME OR NAMES
APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR,   TRUSTEE   OR   GUARDIAN,   PLEASE
INDICATE  THE  CAPACITY  IN  WHICH  SIGNING.  WHEN
SIGNING AS JOINT TENANTS, ALL PARTIES IN THE JOINT
TENANCY  MUST  SIGN.  WHEN A PROXY  IS  GIVEN BY A
CORPORATION,   IT  SHOULD  BE  SIGNED   WITH  FULL
CORPORATE NAME BY A DULY AUTHORIZED OFFICER.

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